UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21044

UM Investment Trust

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

245 Park Avenue

New York, NY 10167

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: December 31

Date of reporting period: January 1, 2009 through June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

UM Investment Trust

Undiscovered Managers
Multi-Strategy Fund
(in liquidation)
Semi-Annual Report
June 30, 2009

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document, although required to be filed with the SEC, may not be copied, faxed or otherwise distributed to the general public.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Semi-Annual Report
June 30, 2009

Past performance is no guarantee of future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Total return figures include the reinvestment of dividends and capital gains.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
President’s Letter (Unaudited)
Semi-Annual Report

July 15, 2009

Dear Shareholder:

As you know, the past year has been among the most dramatic and difficult in modern financial history, with an unprecedented financial crisis sending the U.S. and global economies into a deep and painful recession. As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.

The financial storm abates

The financial crisis that followed the collapse of Lehman Brothers last September was unmatched in its intensity: the average daily volatility of the Dow Jones Industrial Average was greater in the three months after Lehman failed than in any three months in the Dow’s 113-year history. Credit markets froze, corporate bond yields soared and the stock market logged its worst annual performance in 77 years. The first quarter of 2009 offered little respite for investors: in early March, stocks plunged to their lowest level in 14 years.

Recently, however, there have been signs that the storm has abated somewhat: the government and Federal Reserve’s policy actions have loosened credit markets and helped reduce the risk of additional major bank failures. Additionally, declining stock market volatility, lower credit spreads and a rally in financial firm stocks all seem to suggest that the worst of the financial crisis may be behind us.

The economy is also showing signs of buoyancy, including some stabilization in consumer spending and second-quarter improvements in international trade and housing starts. Many economists believe that real gross domestic product growth will turn positive in the second half of the year, powered by a rebound in homebuilding, autos and inventories. Despite these “green shoots,” however, risks, such as rising unemployment, low consumer confidence and a vulnerable economy, still persist.

Quote

“As we enter the second half of 2009, we have seen some hints of optimism in both the markets and economy, but we still face a long and bumpy road to recovery.”

As riskier assets rally, Treasury prices sink

Inflation concerns, as well as investors’ willingness to take on riskier assets, such as corporate debt, contributed to a drop in Treasury prices and higher yields during the second quarter. As of June 30, 2009, 30-year bond yields rose to 4.32% from 2.69% six months earlier, the benchmark 10-year Treasury yields ended the period at 3.53% from 2.25% six months earlier, and the two-year note rose to 1.13% from 0.78%.

Stock indexes strengthened by second quarter rally

A strong second-quarter performance helped propel both the S&P 500 Index and NASDAQ Composite Index out of negative territory for the first half of the year. For the six months ended June 30, 2009, the S&P 500 Index was up 3.16% and the NASDAQ Composite Index rose 16.98%. The Dow Jones Industrial Average, however, ended the period in negative territory, returning -2.01%. Outside of the U.S., emerging markets powered a strong second-quarter rally, returning 36.22% over the six months, as measured by the MSCI Emerging Markets Index. Developed markets, as measured by the MSCI EAFE Index, rose 8.42% for the same period.

From a style perspective, mid-caps fared better (9.96%, as measured by the Russell Midcap Index) than their large- and small-cap counterparts during the period (4.32% and 2.64%, as measured by the Russell 1000 and Russell 2000 Indexes, respectively). Investors also appeared to be favoring more stable companies. The Russell 1000 Growth Index returned 11.53% in the period, compared to -2.87% for the Russell 1000 Value Index. Moving down the capitalization spectrum, the Russell Midcap Growth and Russell Midcap Value Indexes returned 16.61% and 3.19%, respectively. In the small-cap segment, the Russell 2000 Growth Index returned 11.36%, while the Russell 2000 Value Index closed at –5.17%.

Consider focusing on “timeless” principles of investing

The past year has challenged many time-honored investing strategies, but, as the “storm” abates, investors should consider a few important principles. First, the economy generally determines markets--rather than the other way around--and history suggests that, in time, the economy will recover. Second, although it’s nearly impossible to time the markets, many investors who bought assets at cheap valuations and held them for the long term have generally been rewarded. Lastly, since we can’t predict the future with any degree of certainty, it is prudent for investors to remain diversified-- both to manage risk in an uncertain environment and to seek potential opportunities as we move closer to recovery.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence and trust. We look forward to managing your investment needs for years to come. Should you have any questions, please contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch
President and CEO
J.P. Morgan Funds

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Portfolio Performance Review (Unaudited)
June 30, 2009

Q. How did the Fund perform?

A. The Undiscovered Managers Multi-Strategy Fund, which seeks to achieve capital appreciation with low volatility relative to the broad equity markets,* returned 2.65%** for the six months ended June 30, 2009, compared to the 0.07% return for the Merrill Lynch 3-Month U.S. Treasury Bill Index for the same period.

Q. Why did the Fund perform this way?

A. The Fund outperformed its benchmark for the period due primarily to the long/short equity strategy, which returned approximately 4.6%. The Fund’s allocation to financials and consumer discretionary sectors contributed to outperformance that benefited from a strong global equity market rally beginning in March and continuing throughout June. In addition, event driven/distressed strategy allocations also benefited the Fund’s performance during the period. The Fund’s credit managers performed well as spreads decreased and leveraged loans and high-yield issue prices rose, driving positive total returns for those portfolios.

Our investments with certain short-oriented managers suffered, particularly during the last four months of the period, as the markets’ broad rally carried up even weak names. Five of the Fund’s seven short equity investments vehicles were down for the reporting cycle. The Fund’s worst-performing investment in this space was down over 45% for the first six months of the year. This fund faced challenging conditions for a few reasons. First, it entered the quarter cycling out of profitable shorts and initiating new positions that typically take time to gain traction. Second, the new short positions were heavily weighted in sectors that generated the strongest positive returns during the month--namely financials, consumer and technology. One of the positive performers in the short-biased strategy was a technology and consumer focused fund, which managed to return almost 4.0% for the year to date. This fund had positive performance related to its long exposure to exchange-traded funds, convertibles and small-cap technology stocks, which was partially offset by negative returns from its short allocation.

Q. How was the Fund Managed?

A. The Fund’s modification to strategy weighting was negligible even as the Fund experienced net redemptions for the period. During the reporting period, the Fund continued to seek generalist underlying investments to act as capital protectors in adverse market conditions.

Information about your Fund

As discussed in Note 10 to the financial statements, on August 19, 2009, the Board of Trustees of the Trust approved a Plan of Liquidation and Termination (the “Plan”). All assets of the Fund will be distributed pro rata, over time, to all shareholders and the Fund will be dissolved.

In addition, a Special Meeting of Shareholders is scheduled for October 6, 2009. At this meeting, shareholders will be asked to approve a new sub-advisory agreement with Cadogan Asset Management, LLC (“Cadogan) due to changes in the organizational structure of Cadogan.

Under separate cover, shareholders will receive a shareholder letter explaining the reasons for the liquidation in more detail as well as a Proxy Statement soliciting shareholder approval of the new sub-advisory agreement with Cadogan.

* The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

** The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Portfolio Characteristics (Unaudited)
June 30, 2009

Fund Facts

Fund Inception	February 28, 2002
Fiscal Year End	December 31
Net Assets as of 6/30/2009 (in thousands)	$98,818

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Portfolio Characteristics, continued (Unaudited)
June 30, 2009

Average Annual Total Returns as of June 30, 2009

	6 Month	1 Year	5 Year	Since Inception

Undiscovered Managers Multi-Strategy Fund	2.65%	(19.52)%	0.58%	1.80%

LIFE OF FUND PERFORMANCE (2/28/02 TO 6/30/09)

The quoted performance is past performance and not a guarantee of future returns. An absolute return strategy involves risk and is subject to fluctuation. For a more complete description of the risks involved, please refer to the Fund’s Private Placement Memorandum. The past performance of any investment, investment strategy or investment style is not indicative of future performance. Results of an investment made today may differ substantially from the Fund’s historical performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Total return figures include the reinvestment of dividends and capital gains. For up to date month-end performance information, or to receive the Fund’s Private Placement Memorandum, please call 1-800-245-5834. Please read carefully before investing or sending money.

The Fund commenced operations on February 28, 2002.

The graph illustrates comparative performance for $40,000 invested in the Undiscovered Managers Multi-Strategy Fund, Merrill Lynch 3-Month U.S. Treasury Bill Index, Barclays Capital U.S. Aggregate Index, HFRI Fund of Funds Composite Index and S&P 500 Index from February 28, 2002 to June 30, 2009. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the indices does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark.

The Merrill Lynch 3-Month U.S. Treasury Bill Index is a one-security index which, at the beginning of every month, selects for inclusion the bill maturing closest to, but not beyond, 91 days from that date. The issue is then held for one month, sold and rolled into a new bill. The Barclays Capital U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The HFRI Fund of Funds Composite Index measures the performance of the broad market of funds of funds open to investors. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Schedule of Portfolio Investments
As of June 30, 2009

Liquidity	Security Description	Value ($)

	Long-Term Investments --86.5%
	Investment Vehicles -- 86.5% (f) (i)
	Dedicated Short Bias - Short Equity -- 15.9%
	Monthly Advanthedge Fund, LP *	1,695,089
	Quarterly Contra Strategic Short Fund, LP * †	938,952
	Quarterly Dialectic Antithesis Partners, LP	3,252,969
	Quarterly Kingsford Capital Partners, LP	2,869,675
	Monthly SC Opportunity Fund, LP *	3,501,890
	Quarterly Tabor Fund, LP *	2,009,362
	Quarterly Willow Creek Short Biased 30/130 Fund, LP *	1,472,076

		15,740,013

	Event Driven - Distressed -- 8.0%
	Annually Contrarian Capital Fund I, LP * †	3,821,622
	Quarterly Mast Credit Opportunities I, LP	4,124,320

		7,945,942

	Event Driven - Multi Strategy -- 4.0%
	Quarterly Canyon Value Realization Fund (Cayman), Ltd., Class D *	2,405,468
	Quarterly Canyon Value Realization Fund (Cayman), Ltd., Class D DI * †	552,924
	Quarterly Canyon Value Realization Fund (Cayman), Ltd., Class D DI2 * †	29,599
	Quarterly Canyon Value Realization Fund (Cayman), Ltd., Class D LIQ * †	911,965

		3,899,956

	Long/Short Equity - General -- 27.8%
	Monthly Absolute Partners Fund, LLC	3,734,745
	Monthly Alphagen Rhocas Fund	4,115,566
	Quarterly Arnott Opportunities Fund, LLC *	3,622,444
	Quarterly Bonanza Liquidating Trust †	258,041
	Quarterly Bonanza Partners, LP †	400,083
	Quarterly Coeus Capital, LP *	3,160,096
	Monthly Epic Canadian Long Short Fund LP * †	27,830
	Quarterly Harvey SmidCap Fund, LP *	3,859,314
	Annually Lafayette Street Fund, LP *	2,837,545
	Quarterly SC Fundamental Value Fund, LP †	34,229
	Quarterly Soundpost Capital, LP	4,120,523
	Quarterly Steelhead Navigator Fund, LP *	1,298,637

		27,469,053

	Long/Short Equity - Sector -- 30.8%
	Monthly ARIA Select Consumer Fund *	1,415,128
	Quarterly Connective Capital I (QP), LP *	3,689,239
	Quarterly CRM Windridge Partners, LP	3,801,380
	Monthly Ecofin Global Utilities Hedge Fund, LP *	2,433,673
	Monthly Ecofin General Partner Side Pocket * †	304,023
	Quarterly Longbow Infrastructure, LP *	3,417,068
	Quarterly MPM BioEquities Fund, LP †	360,896
	Monthly Oceanic Hedge Fund	4,369,736
	Quarterly Shannon River Partners Fund II, LP	3,887,523
	Quarterly Sio Partners *	3,641,890
	Semi-Annually Tonga Partners QP, LP *	3,134,460

		30,455,016

	Total Long-Term Investments (Cost $65,215,308)	85,509,980

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Schedule of Portfolio Investments
As of June 30, 2009

Shares	Security Description	Value ($)

Short-Term Investment -- 19.0%
Investment Company -- 19.0%
	18,758,376 JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.410% (b) (l) (Cost $18,758,376)
		18,758,376

Total Investments -- 105.5% (Cost $83,973,684)		104,268,356
Liabilities in Excess of Other Assets -- (5.5)%		(5,450,124)

NET ASSETS -- 100.0%		$98,818,232

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS:

(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(f)	Investment Vehicles are Fair Valued Investments (see Note 2.A.).

(i)	Investment Vehicle has been deemed illiquid and restricted pursuant to procedures approved by the Board of Trustees and may be difficult to sell.

(l)	The rate shown is the current yield as of June 30, 2009.

*	All or a portion of this investment is subject to a lockup provision ranging up to 1 year. During a lockup period, a fund is unable to access its investment without penalty.

†

Investment Vehicle may have additional restrictions on liquidty. These additional restrictions may result from the creation of a special investment (e.g. side pocket), the suspension of redemptions (in full or in part) and the commencement of an orderly liquidation. Any of these events may result in the Fund’s receipt of redemption proceeds.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Assets and Liabilities
As of June 30, 2009

ASSETS:
Investments in non-affiliated Investment Vehicles, at value	$85,509,980
Investments in affiliates, at value	18,758,376

Total investments, at value	104,268,356
Receivables:
Investment Vehicles sold	7,249,147
Interest and dividends	6,785
Prepaid expenses and other assets	986

Total Assets	111,525,274

LIABILITIES:
Due to custodian	72,408
Payables:
Fund shares repurchased	12,427,470
Accrued liabilities:
Investment advisory fees	114,125
Administration fees	33,353
Custodian and accounting fees	1,530
Other	58,156

Total Liabilities	12,707,042

Net Assets	$98,818,232

NET ASSETS:
Paid in capital	$114,871,741
Accumulated undistributed (distributions in excess of) net investment income	(967,031)
Accumulated net realized gains (losses) from investments	(35,381,150)
Net unrealized appreciation (depreciation) from investments	20,294,672

Total Net Assets	$98,818,232

Outstanding units of beneficial interest (shares) ($0.001 par value; unlimited number of shares authorized):
4,244,506

Net asset value, offering and redemption price per share	$23.28

Cost of non-affiliated Investment Vehicles	$65,215,308
Cost of investments in affiliates	18,758,376

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Operations
For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Dividend income from affiliates (a)	$157,624
Interest income from non-affiliates	15,664

Total investment income	173,288

EXPENSES:
Investment advisory fees	795,555
Administration fees	232,302
Custodian and accounting fees	173
Professional fees	47,634
Trustees’ and Chief Compliance Officer’s fees	733
Printing and mailing costs	2,929
Transfer agent fees	30,201
Commitment fee	3,785
Other	21,551

Total expenses	1,134,863
Less earnings credits (See Note 3.D.)	(173)

Net expenses	1,134,690

Net investment income (loss)	(961,402)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from non-affiliated Investment Vehicles	(1,145,670)
Change in net unrealized appreciation (depreciation) of non-affiliated Investment Vehicles	5,010,703

Net realized/unrealized gains (losses)	3,865,033

Change in net assets resulting from operations	$2,903,631

(a)	Includes reimbursements of investment advisory, administration and shareholder servicing fees. Please see Fees and Other Transactions with Affiliates in the Notes to Financial Statements.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Changes in Net Assets
For the Periods Indicated

	Six Months Ended	Year Ended
	June 30, 2009	December 31, 2008

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(961,402)	$(3,512,914)
Net realized gain (loss)	(1,145,670)	3,865,848
Change in net unrealized appreciation (depreciation)	5,010,703	(44,476,834)

Change in net assets resulting from operations	2,903,631	(44,123,900)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—	(1,865,093)

CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS:
Proceeds from shares issued	1,337,507	21,156,294
Dividends and distributions reinvested	—	1,696,046
Cost of shares repurchased	(38,570,454)	(86,973,977)

Change in net assets from capital transactions	(37,232,947)	(64,121,637)

NET ASSETS:
Change in net assets	(34,329,316)	(110,110,630)
Beginning of period	133,147,548	243,258,178

End of period	$98,818,232	$133,147,548

Accumulated undistributed (distributions in excess of) net investment income	$(967,031)	$(5,629)

SHARE TRANSACTIONS:
Issued	58,645	780,637
Reinvested	—	62,817
Repurchased	(1,683,590)	(3,587,102)

Change in shares	(1,624,945)	(2,743,648)

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Statement of Cash Flows
For the Six Months Ended June 30, 2009

INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets from operations	$2,903,631
Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(28,465,261)
Proceeds from disposition of investment securities	24,999,160
Sales of short-term investments, net	1,898,430
Increase in unrealized appreciation/depreciation on investments	(5,010,703)
Realized gain/loss on investments	1,145,670
Decrease in commitment for purchases	20,300,000
Decrease in receivable for Investment Vehicles sold	61,250,242
Decrease in interest and dividends receivable	62,382
Increase in prepaid expenses and other assets	(986)
Decrease in accrued expenses and other liabilities	(149,725)

Net cash provided (used) by operating activities	78,932,840

Cash flows provided (used) by financing activities:
Net proceeds from shares issued	1,337,507
Net cost of shares repurchased	(79,052,180)
Due to custodian	(1,218,167)

Net cash provided (used) by financing activities	(78,932,840)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid interest expense of $33,417 on the credit facility during the period.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts at banks that are not subject to withdrawal restrictions or penalties to be cash.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Financial Highlights
For the Periods Indicated

	Six Months Ended June 30, 2009	Year Ended

PER SHARE OPERATING PERFORMANCE:		December 31, 2008		December 31, 2007		December 31, 2006	December 31, 2005	December 31, 2004

Net asset value, beginning of period	$22.68	$28.24		$28.38		$28.31	$27.36	$26.98

Income from investment operations:
Net investment income (loss)	(0.23)	(0.70)		(0.51	) (a)	(0.48)	(0.46)	(0.48	) (a)
Net realized and unrealized gains (losses) on investments	0.83	(4.63)		2.31		2.51	2.19	1.48

Total from investment operations	0.60	(5.33)		1.80		2.03	1.73	1.00

Less distributions:
Distributions from net investment income	—	(0.23)		(0.22)		(0.21)	—	—
Distributions from capital gains	—	—		(1.72)		(1.75)	(0.73)	(0.62)
Distributions from tax return of capital	—	—		—		—	(0.05)	—	(b)

	—	(0.23)		(1.94)		(1.96)	(0.78)	(0.62)

Net asset value, end of period	$23.28	$22.68		$28.24		$28.38	$28.31	$27.36

TOTAL RETURN (c) (d)	2.65%	(19.01)%		6.35%		7.18%	6.33%	3.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$98,818	$133,148		$243,258		$282,056	$262,002	$234,902

RATIOS TO AVERAGE NET ASSETS: (e) (f)
Net expenses	1.88%	1.75	% (g)	1.72%		1.74%	1.71%	1.81%
Net investment income (loss)	(1.59)	(1.58)		(1.72)		(1.73)	(1.71)	(1.80)
Expenses without waivers, reimbursements and earnings credits	1.88	1.76		1.73		1.74	1.71	1.81
PORTFOLIO TURNOVER RATE (c)	26	23		14		31	36	18

(a)	Calculated based upon average number of shares outstanding.

(b)	Amount rounds to less than $0.01.

(c)	Not annualized for periods less than one year.

(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(e)	Annualized for periods less than one year.

(f)	Expenses of Investment Vehicles are not included in the expense ratios.
(g)	Includes interest expense of 0.02%.

See notes to financial statements.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009

1. Organization

UM Investment Trust (“UMIT”) (the “Trust”) was organized on November 12, 2001, as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. Undiscovered Managers Multi-Strategy Fund (the “Fund”) is the only series of the Trust. The Fund commenced operations on February 28, 2002. The objective of the Fund is to achieve capital appreciation with low volatility relative to the broad equity markets. The Fund seeks to achieve its objective through a multi-manager, multi-strategy program of investments in a variety of partnerships and other investment vehicles (collectively, the “Investment Vehicles”) that are advised by a variety of investment management firms. The Fund primarily invests in Investment Vehicles that are not registered under the 1940 Act and cannot be resold or transferred except by permission of the managers of the Investment Vehicles.

See Note 10 for information relating to the liquidation and termination of the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments

The Trust determines the net asset value per share of the Fund (i) as of the last day of each month that the New York Stock Exchange is open for trading as of the earlier of 4:00 p.m. Eastern Time or the close of regular trading on the New York Stock Exchange and (ii) at such other dates and times as may be approved by the Trust’s officers from time to time. Investments in Investment Vehicles are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Vehicle in accordance with the Investment Vehicle’s valuation policies and reported at the time of the Fund’s valuation, net of any performance fees. As a general matter, the fair value of the Fund’s interest in an Investment Vehicle will represent the amount that the Fund could reasonably expect to receive from an Investment Vehicle if the Fund’s interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Considerable judgment is required to interpret the factors used to develop estimates of fair value. These factors include, but are not limited to, a review of the underlying securities of the Investment Vehicles when available, ongoing due diligence of the style, strategy and valuation methodology employed by each Investment Vehicle, and a review of market inputs that may be expected to impact the performance of a particular Investment Vehicle. The use of different factors or estimation methodologies could have a significant effect on the

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

estimated fair value and could be material to the financial statements. In the unlikely event that an Investment Vehicle does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Vehicle based on the most recent value reported by the Investment Vehicle, as well as any relevant information available at such time. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Investments of the Fund with a value of $85,509,980, which is approximately 82.0% of the Fund’s investments at June 30, 2009, have been fair valued and are illiquid and restricted as to resale or transfer.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

Level 1 — quoted prices in active markets for identical securities

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2009 in valuing the Fund’s assets and liabilities carried at fair value:

Valuation Inputs #	Investments in Securities	Other Financial Instruments *

Level 1 – Quoted prices	$18,758,376	$—

Level 2 – Other significant observable inputs	—	—

Level 3 – Significant unobservable inputs	85,509,980	—

Total	$104,268,356	$—

# Portfolio holdings in Investment Vehicles are designated as Level 3 and are disclosed in the Schedule of Portfolio Investments (“SOI”). Please refer to the SOI for the strategy of each Investment Vehicle.

* Other financial instruments may include futures, forwards and swap contracts.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2008	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization / accretion	Net purchases (sales)	Net transfers in (out) of Level 3	Balance as of June 30, 2009

Investments in Securities
Dedicated Short Bias - Short Equity	$19,408,373	$2,193,486	$(5,381,644)	$—	$(480,202)	$—	$15,740,013
Event Driven -Distressed	6,992,816	—	953,126	—	—	—	7,945,942
Event Driven -Multi Strategy	3,058,290	238,667	602,999	—	—	—	3,899,956
Long/Short Equity - General	26,909,265	(3,979,767)	7,759,727	—	(3,220,172)	—	27,469,053
Long/Short Equity - Sector	21,810,102	401,944	1,076,495	—	7,166,475	—	30,455,016

Total	$78,178,846	$(1,145,670)	$5,010,703	$—	$3,466,101	$—	$85,509,980

Transfers into Level 3 are valued utilizing values as of the end of the period and transfers out of Level 3 are valued utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2009, which were valued using significant unobservable inputs (Level 3) amounted to approximately $4,814,622. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliated Investment Vehicles on the Statement of Operations and the Statement of Changes in Net Assets.

B. Security Transactions and Investment Income

Investment transactions are accounted for on the trade date (the date the subscription/redemption is accepted and effective). Gains and losses are calculated on the specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when the Fund first learns of the dividend.

All changes in the value of the Investment Vehicles are included as unrealized appreciation or depreciation in the Statement of Operations.

C. Fund Expenses

The Fund bears all the expenses of its own operations, including, but not limited to legal, audit, fund accounting, registration and blue sky filing fees. With respect to the Fund’s investments in other registered investment companies, private investment funds, and other commingled Investment Vehicles, the Fund bears its ratable share of each such entity’s expenses and would also be subject to its share of the management and

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

performance fees, if any, charged by such entity. The Fund’s share of management and performance fees charged by such entities is in addition to fees paid by the Fund to the Advisor and is not reflected as Fund expenses.

As of June 30, 2009, the Fund had investments in thirty six Investment Vehicles, none of which were related parties. The agreements related to investments in Investment Vehicles provide for compensation to the general partners/managers in the form of management fees of 1% to 2% (per annum) of the net assets and performance fees or allocations of 5% to 30% of net profits earned. The Investment Vehicles provide for periodic redemptions, with various lock-up provisions from initial investment. The liquidity provisions shown in the Schedule of Portfolio Investments apply after the expiration of lock-up provisions.

D. Federal Income Taxes

The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (“the Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

E. Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee

J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund, pursuant to the Investment Advisory Agreement. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor has a responsibility for the management of the Fund’s affairs, subject to the supervision of the Board. For such services, the Advisor is paid a fee. The fee is accrued and paid monthly at annual rate of 1.25% of average monthly net assets. The average net assets for each calendar month are determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month. As described in Note

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

10, in connection with the liquidation, the Advisor will voluntarily reduce the investment advisory fee from an annual rate of 1.25% to 0.85% based on average monthly net assets.

The Fund’s investment portfolio is managed on a day-to-day basis by Cadogan Management, LLC (“Cadogan” or the “Sub-advisor”), under the general oversight of the Advisory and the Board. The Advisor monitors and evaluates the Sub-advisor to help assure that it is managing the Fund in a manner consistent with the Fund’s investment objective and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreement, the Advisor pays the Sub-advisor a monthly sub-advisory fee at the annual rate of 0.85% of the average monthly net assets of the Fund. Effective May 15, 2009, there was a change in control structure at the Sub-advisor and as a result the Sub-Advisor currently provides services under an interim Sub-advisory Agreement, which will terminate on October 12, 2009.

See Note 10 for information relating to the liquidation and termination of the Fund.

The fees paid to the Advisor are separate from and in addition to the fees charged to the Fund by the Investment Vehicles.

The Fund may sweep excess cash into one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Shareholder Servicing Agent reimburse to the Fund an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the reimbursement is voluntary.

The amount of these waivers/reimbursements resulting from investments in the money market funds for the six months ended June 30, 2009 was $27,758.

B. Administration Fee

Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed and paid monthly at the annual percentage of 0.365% of the average monthly net assets of the Fund. The average net assets for each calendar month is determined by averaging the value of the Fund’s net assets on the last business day of such month with the value of the Fund’s net assets on the last business day of the immediately preceding calendar month.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

C. Placement Agent

JPMorgan Distribution Services, Inc. (the “Placement Agent”), an indirect wholly-owned subsidiary of JPMorgan, serves as the Fund’s placement agent. The Placement Agent processes subscriptions for shares and provides various sales support activities in connection with the Fund’s private placement of shares.

The Placement Agent receives no compensation for its services.

D. Custodian and Accounting Fees

JPMorgan Chase Bank, N.A. (“JPMCB”) provides portfolio custody and fund accounting services for the Fund. The amount paid directly to JPMCB by the Fund for custody and accounting services is included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately in the Statement of Operations.

E. Other

Certain officers of the Trust are affiliated with the Advisor and the Administrator. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s Fees in the Statement of Operations.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended June 30, 2009, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases	Sales

$28,465,261	$24,999,160

During the six months ended June 30, 2009, there were no purchases or sales of U.S. Government securities.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2009 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

$83,973,684	$29,438,101	$9,143,429	$20,294,672

6. Shareholder Transactions

No shareholder will have the right to require the Fund to redeem shares, although the Fund may from time to time repurchase Shares as of the last day of a calendar quarter pursuant to written tenders by shareholders, which written tenders must be received by the Fund at least 60 and no more than 90 days prior to the repurchase date. Whether repurchases will be made during any given quarter will be determined by the Board in its sole discretion. In determining whether the Fund should offer to repurchase Shares from shareholders, the Board will consider the recommendations of the Advisor. The Advisor expects that it will generally recommend to the Board that the Fund offer to repurchase Shares on the last business day of each calendar quarter.

Dividends and capital gain distributions (“Distributions”) will automatically be reinvested in additional shares of the Fund at the Fund’s net asset value on the record date thereof unless a shareholder has elected to receive Distributions in cash.

See Note 10 for information relating to the liquidation and termination of the Fund.

7. Risk Factors

Because of the limitation on rights of redemption and the fact that the Shares will not be traded on any securities exchange or other market and will be subject to substantial restrictions on transfer, and because of the fact that the Sub-advisor may invest the Fund’s assets in Investment Vehicles that do not permit frequent withdrawals and may invest in illiquid securities, an investment in the Fund is highly illiquid and involves a substantial degree of risk. Investment Vehicles are riskier than liquid securities because the Investment Vehicles may not be able to dispose of the illiquid securities if their investment performance deteriorates, or may be able to dispose of the illiquid securities only at a greatly reduced price. Similarly, the illiquidity of the Investment Vehicles may cause investors to incur losses because of an inability to withdraw their investments from the Fund during or following periods of negative performance. Although the Fund may offer to repurchase Shares from time to time, there can be no assurance such offers will be made with any regularity.

The Fund invests primarily in Investment Vehicles that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage that may involve significant risks.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

The Investment Vehicles may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Vehicles may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may lead to increased volatility of the Fund’s net asset value. Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Shares.

The Investment Vehicles provide for periodic redemptions ranging from monthly to annually with lock-up provisions of up to one year from initial investment.

The Investment Vehicles may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Investment Vehicle. Such concentrations may subject the Investment Vehicles to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

The Investment Vehicles may also invest in derivatives which represent agreements between the Investment Vehicles and a counterparty. Such agreements, which include forward contracts, non-exchange-traded options and swaps, usually represent an agreement between two parties to either receive or pay monies equal to the difference between a selective value or market rate and/or corresponding value or market value (“Reference Rates”) upon the termination of an agreement. Such transactions can be effected on a leveraged basis which may amplify the positive or negative outcome of the change in Reference Rates.

8. Borrowings

Effective January 25, 2008, the Fund entered into a 365-day $25,000,000 committed unsecured revolving credit facility (“Credit Facility”) for temporary or emergency purposes with The Bank of New York. Under terms of the Credit Facility, the Fund will pay a facility fee on the amount of the commitment at a rate per annum of 0.15%. In addition, the Fund pays interest on borrowings, at its option, at a rate per annum equal to either (i) 0.85% plus the federal funds rate or (ii) 0.85% plus an adjusted LIBOR rate for interest periods of 1,2 or 3 months. This agreement expired on January 24, 2009 and was extended until February 6, 2009. The Fund had no borrowings from the Credit Facility at June 30, 2009, or at any time during the period then ended.

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Notes to Financial Statements
As of June 30, 2009 (continued)

9. Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

10. Subsequent Event

On August 19, 2009, the Board of Trustees approved a Plan of Liquidation and Termination (the “Plan”) whereby all assets of the Fund will be distributed pro rata to all shareholders and the Fund will be dissolved. The Fund is in the process of submitting the proper redemption notices to its underlying Investment Vehicles. As disclosed in the Offering Memorandum, underlying Investment Vehicles may apply a holdback on part of the redemption proceeds due to the Fund when it redeems its investments. Typically, the holdback amounts will not be paid until the completion of the audit of the underlying Investment Vehicles’ financial statements. In addition, as noted in the Schedule of Portfolio Investments, certain underlying Investment Vehicles may have additional restrictions on liquidity. These additional restrictions may result from the creation of a special investment (e.g. side pocket), the suspension of redemptions (in full or in part) and the commencement of an orderly liquidation. Any of these events may result in a delay in the Fund’s receipt of redemption proceeds. For these reasons, the Fund, in accordance with the Plan, expects to make multiple distributions beginning in December of 2009 and continuing into 2010 and possibly later. While the Fund is in the process of liquidating, proceeds from redemptions will not be invested in underlying Investment Vehicles and eventually its holdings will no longer be reinvested in some combination of such Investment Vehicles, short–term debt instruments and cash, pending distribution to shareholders.

Since the Fund is in liquidation, it is no longer accepting purchases and redemptions.

In addition, shareholders will receive a Proxy Statement for a Special Meeting of Shareholders on October 6, 2009. Shareholders are being asked to approve a new sub- advisory agreement between Cadogan and JPMIM. This vote is required due to certain changes in the ownership structure of Cadogan.

In conjunction with the Plan, JPMIM has agreed to voluntarily reduce its investment advisory fee from 1.25% to .0.85%. JPMIM will continue to pay Cadogan it’s 0.85% sub-advisory fees for their services as sub-adviser and assisting with the liquidation of the Fund.

Management has evaluated all subsequent transactions and events after the balance sheet date through August 28, 2009, the date on which these financial statements were issued and, expect as already included in the notes to these financial statements, has determined that no additional items require disclosure.

Report of Independent Registered Public Accounting Firm

To the Trustees of UM Investment Trust
and Shareholders of Undiscovered Managers Multi-Strategy Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Undiscovered Managers Multi-Strategy Fund (the “Fund”) at June 30, 2009, the results of its operations and cash flows for the six months then ended, the changes in its net assets for each of the periods presented and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As explained in Note 10, during August 2009, the Board of Trustees of the Fund approved the liquidation of the Fund.

As explained in Note 2, the financial statements include investments valued at $85,509,980 (86.5% of the Fund’s net assets) at June 30, 2009, the value of which has been estimated by the Investment Advisor in the absence of a readily ascertainable market value. The estimated value may differ significantly from the value that would have been used had a ready market for the investment existed, and such difference could be material.

PricewaterhouseCoopers LLP
New York, New York
August 28, 2009

Undiscovered Managers Multi-Strategy Fund (in liquidation)
Schedule of Shareholder Expenses (Unaudited)
Hypothetical $1,000 Investment
June 30, 2009

As a shareholder of the Fund, you incur ongoing costs, including investment advisory, administration fees and other Fund expenses (not including expenses from underlying Investment Vehicles). The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example assumes that you had a $1,000 investment in the Fund at the beginning of the reporting period, January 1, 2009, and continued to hold your shares at the end of the reporting period, June 30, 2009.

ACTUAL EXPENSES

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first line of the Fund under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2009	Ending Account Value, June 30, 2009	Expenses Paid During January 1, 2009 to June 30, 2009*	Annualized Expense Ratio

Actual	$1,000.00	$1,026.50	$9.45	1.88%
Hypothetical	1,000.00	1,015.47	9.39	1.88

* Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

For More Information:

Investment Advisor
J.P. Morgan Investment Management Inc.
245 Park Avenue
New York, New York 10167

Placement Agent
JPMorgan Distribution Services, Inc.
245 Park Avenue
New York, New York 10167

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

A copy of proxy policies and procedures are available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

This report is open and authorized for distribution only to qualified and accredited investors or financial intermediaries who have received a copy of the Fund’s Private Placement Memorandum. This document may not be copied, faxed or otherwise distributed to the general public.

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

JPMorgan Funds are distributed by JPMorgan Distribution Services, Inc.

AN-UMMS-0609

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to a semi-annual report.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to a semi-annual report.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases covered by this Item during the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the Registrant's internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UM Investment Trust

By:	/s/_____________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/___________________________

George C.W. Gatch

President and Principal Executive Officer

September 4, 2009

By:	/s/____________________________

Patricia A. Maleski

Treasurer and Principal Financial Officer

September 4, 2009